Exhibit 99

EXPLORATION AND PRODUCTION INFORMATION
As of February 5, 2004

Hedging Summary for Fiscal 2004

SWAPs Oil Gas No-cost Collars Oil Gas	Volume 1.7 MMBBL 13.3 BCF Volume 1.2 MMBBL 3.0 BCF	Average Hedge Price $25.59 / BBL $4.52 / MCF Floor Price $23.81 / BBL $3.51 / MCF	Ceiling Price $27.95 / BBL $7.15 / MCF

Hedging Summary for Fiscal 2005

SWAPs Oil Gas No-cost Collars Oil Gas	Volume 1.2 MMBBL 4.6 BCF Volume 0.1 MMBBL 0.7 BCF	Average Hedge Price $26.67 / BBL $5.43 / MCF Floor Price $25.00 / BBL $3.28 / MCF	Ceiling Price $28.56 / BBL $7.47 / MCF